Exhibit (16)

Schedule for Computation of Performance Quotations
                             n
TOTAL RETURN FORMULA:  P(1+T)  = ERV

   P    =  a hypothetical initial investment of $1,000

   T    =  average annual total return

   n    =  number of years

   ERV  =  Ending redeemable value of a hypothetical
           $1,000 investment made at the beginning of each period listed below at the end of each such period (or fractional portion thereof)


INTERNATIONAL VALUE EQUITY PORTFOLIO: (inception date 12/1/95)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,173.40 or an annual compounded rate of 17.34%

For the 2.08 year period ended December 31, 1997:
          2.08
 $1,000(1+T)  =  $1,313.05 or an annual compounded rate of 13.99%


GROWTH EQUITY PORTFOLIO: (inception date 10/1/92)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,177.80 or an annual compounded rate of 17.78%

For the 5 year period ended December 31, 1997:
          5
 $1,000(1+T)  =  $1,675.21 or an annual compounded rate of 10.87%

For the 5.25 year period ended December 31, 1997:
          5.25
 $1,000(1+T)  =  $1,966.73 or an annual compounded rate of 13.75%


VALUE EQUITY PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,313.90 or an annual compounded rate of 31.39%

For the 5 year period ended December 31, 1997:
            5
 $1,000(1+T)  =  $2,220.70 or an annual compounded rate of 17.30%

For the 7.42 year period ended December 31, 1997:
          7.42
 $1,000(1+T)  =  $3,046.70 or an annual compounded rate of 16.20%


BALANCED PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,222.60 or an annual compounded rate of 22.26%

For the 5 year period ended December 31, 1997:
            5
 $1,000(1+T)  =  $1,885.22 or an annual compounded rate of 13.52%

For the 7.42 year period ended December 31, 1997:
          7.42
 $1,000(1+T)  =  $2,233.80 or an annual compounded rate of 11.44%


LONG-INTERMEDIATE FIXED INCOME PORTFOLIO: (inception date 8/2/90)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,083.40 or an annual compounded rate of 8.34%

For the 5 year period ended December 31, 1997:
            5
 $1,000(1+T)  =  $1,347.09 or an annual compounded rate of 6.14%

For the 7.42 year period ended December 31, 1997:
          7.42
 $1,000(1+T)  =  $1,717.31 or an annual compounded rate of 7.56%


SHORT-INTERMEDIATE FIXED INCOME PORTFOLIO:(inception date 8/2/90)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,060.30 or an annual compounded rate of 6.03%

For the 5 year period ended December 31, 1997:
            5
 $1,000(1+T)  =  $1,256.95 or an annual compounded rate of 4.68%

For the 7.42 year period ended December 31, 1997:
          7.42
 $1,000(1+T)  =  $1,619.13 or an annual compounded rate of 6.71%












SHORT-TERM INCOME FUND: (inception date 8/2/90)

For the 1 year period ended December 31, 1997:
            1
 $1,000(1+T)  =  $1,046.10 or an annual compounded rate of 4.61%

For the 5 year period ended December 31, 1997:
            5
 $1,000(1+T)  =  $1,197.47 or an annual compounded rate of 3.67%

For the 7.42 year period ended December 31, 1997:
          7.42
 $1,000(1+T)  =  $1,354.10 or an annual compounded rate of 4.17%